SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT     [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT    [ ]

CHECK THE APPROPRIATE BOX:

[ ]  PRELIMINARY PROXY STATEMENT

[X]  DEFINITIVE PROXY STATEMENT

[ ]  DEFINITIVE ADDITIONAL MATERIALS

[ ]  SOLICITING MATERIAL PURSUANT TO SS.240.14A-11(C) OR SS.240.14A-12

                                    KSW, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                       JAMES OLIVIERO, ASSISTANT SECRETARY
                      --------------------------------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]   $125 PER EXCHANGE ACT RULES 0-11(C)(1)(II), 14A-6(I), OR 14A-6(J)(2).

[ ] $500 PER EACH PARTY TO THE CONTROVERSY PURSUANT TO EXCHANGE ACT RULE 14A-6(I)(3).

[ ]   FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

     1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
          ______________________________________________________________

     2)   AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
          _______________________________________________________________

     3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:_____________________________

     4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:________________


[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

     1)   AMOUNT PREVIOUSLY PAID:___________________________________

     2)   FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:_____________

     3)   FILING PARTY:_____________________________________________

     4)   DATE FILED: ______________________________________________

NOTES:

                                    KSW, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 27, 1996


Dear Fellow Stockholder:

         The Annual Meeting of Stockholders of KSW, Inc., a Delaware corporation (the "Company"), will be held on June 27, 1996 at 2:00 p.m., at the Crowne Plaza Hotel at LaGuardia Airport, Queens, New York, for the following purposes:

     1. To elect two Class I directors, each to serve for a term of three years until his successor shall have been duly elected and qualified;

     2. To approve the adoption by the Company's Board of Directors of the amendment of the 1995 Stock Option Program of KSW, Inc.;

     3. To ratify the appointment of Marden Harrison & Kreuter as independent auditors of the Company for the year 1996; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on May 24, 1996 will be entitled to vote at the meeting.

All Stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, in order that as many shares as possible may be represented at the meeting. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy card.


                                                     Sincerely,

                                                     /s/ James Oliviero

                                                     James Oliviero
                                                     Assistant Secretary

Long Island City, New York
Dated:  May 24, 1996

                                    KSW, INC.
                                37-16 23RD STREET
                        LONG ISLAND CITY, NEW YORK 11101
                                 (718) 361-6500


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 27, 1996


                               GENERAL INFORMATION


SOLICITATION OF PROXIES. The accompanying proxy is solicited by and on behalf of the Board of Directors of KSW, Inc., a Delaware corporation (the "Company"), for use at the annual meeting of stockholders (the "Meeting") to be held at the Crowne Plaza Hotel at LaGuardia Airport, Queens, New York, on June 27, 1996, at 2:00 p.m., New York time, and at any and all adjournments thereof.

The cost of solicitation will be borne by the Company. The Company has retained D.F. King & Co., Inc. to aid in the solicitation of proxies at a fee not expected to exceed $2,000 plus reasonable expenses. The Company may use the services of D.F. King & Co., Inc., its directors, officers and other regular employees to solicit proxies personally or by telephone, and may request brokers, fiduciaries, custodians and nominees to send proxies, proxy statements and other material to their principals at the expense of the Company. This proxy statement and the accompanying proxy are being sent to the stockholders of the Company on or about May 24, 1996. The annual report of the Company for the year 1995 (which includes the Management's Discussion and Analysis of Financial Condition and Results of Operations from the Company's Annual Report on Form 10-K) is enclosed herewith.

VOTING RIGHTS. Pursuant to the By-Laws, the Board of Directors has fixed the time and date for the determination of stockholders entitled to notice of and to vote at the meeting as of the close of business on May 24, 1996. Accordingly, only stockholders of record on such date and at such time will be entitled to vote at the meeting, notwithstanding any transfer of any stock on the books of the Company thereafter.

At the close of business on May 24, 1996, the Company had outstanding 5,458,082 shares of Common Stock, $.01 par value per share (the "KSWI Common Stock"), each of which entitled the holder to one vote. There were no issued shares held by the Company in its treasury. The affirmative plurality of the shares represented in person or by proxy at the meeting is required for the election of directors. For all other matters, the affirmative vote of the holders of a majority of the stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter and which has actually been voted is required for approval. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

A proxy may be revoked by the stockholder at any time prior to its being voted. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivery to the Secretary of the Company of a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

If a proxy is properly signed and is not revoked by the stockholder, the shares it represents will be voted at the meeting in accordance with the instructions of the stockholder. If the proxy is signed and returned without specifying choices, the shares will be voted in favor of the election as directors of the nominees listed on the following pages and in favor of Proposals (2) and (3). Votes are tabulated at the annual meeting by inspectors of election.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1997 Annual Meeting of Stockholders must be received by the Company no later than January 27, 1997 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.


                                 STOCK OWNERSHIP

         The following table sets forth information relating to the beneficial ownership of KSWI Common Stock by (i) those persons known to the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each of the Company's directors, proposed directors and executive officers and (iii) all of the Company's directors, proposed directors and executive officers as a group.


NAME OF BENEFICIAL OWNER            Number of                 Percentage
                                     SHARES                   OWNERSHIP
Susan Barnes                        1,371,795(1)                 25.0%
541 Loring
Los Angeles, CA 90024

Floyd Warkol                        1,891,795(2)                 34.7%
Meadow Lane
Purchase, NY 10577

Allen & Company                       385,000(3)                  7.0%
711 Fifth Avenue
New York, NY  10022

Burton Reyer                          260,000                     4.7%
17 Foxwood Road
Kings Point, NY  11024

All Executive officers              2,151,795                    39.1%
and directors as a group


         As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). Accordingly, they may include shares owned by or for, among others, the wife, minor children or certain other relatives of such individual, as well as other shares as to which the individual has the right to acquire within 60 days after such date.

(1) Share quantities reflect that, after the distribution of the Company's Common Stock on December 29, 1995 (the "Distribution"), Susan Barnes sold 59,500 shares of her Common Stock to Allen & Company, 25,500 shares to an Allen & Company Managing Director and 111,163 shares to a consultant.

(2) Includes Susan Barnes' shares over which Mr. Warkol has an irrevocable proxy. Includes 78,000 shares owned by Mr. Warkol's wife in trust for their minor daughter, and 78,000 shares owned by Mr. Warkol's son. Mr. Warkol disclaims beneficial ownership of these shares.

(3) Share quantities reflect 210,000 shares the Company issued and sold to Allen & Company and 90,000 shares issued and sold to an Allen & Company Managing Director. Susan Barnes sold 59,500 shares of her KSWI Common Stock to Allen & Company and 25,500 shares to an Allen & Company Managing Director.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES

The Certificate of Incorporation of the Company provides that KSWI's business shall be managed by a Board of Directors of not less than three and not more than twelve, with the exact number fixed by the Board of Directors from time to time. The Board of Directors of KSWI is divided into three classes: Class I, Class II and Class III, with each class being as nearly equal in number as possible. The directors in each class serve terms of three years each and until their successors are elected and qualified.

The Board of Directors has unanimously nominated Armand P. D'Amato and Daniel Spiegel for election as Class I directors of KSWI. Messrs. D'Amato and Spiegel are currently directors of KSWI, appointed on December 28, 1995 and January 8, 1996, respectively, to fill vacancies created in connection with the Company's recent distribution. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. If any of the nominees become unable to accept nomination or election, the persons named in the proxy may vote for a substitute nominee selected by the Board of Directors. KSWI's management, however, has no present reason to believe that any nominee listed below will be unable to serve as director, if elected.

The By-Laws of KSWI permit nominations of candidates for election to the Board of Directors to be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. Nominations made by stockholders (other than by the Board of Directors) must be made in writing and delivered or mailed to KSWI not less than 60 days prior to the date of a stockholders' meeting. Such notice must include the same information, to the extent known to the notifying stockholder, as that required to be stated by KSWI in its Proxy Statement with respect to the nominees of the Board of Directors. Any nominations which are not made in this manner or any votes cast at the Meeting for any candidate not duly nominated may be disregarded by the chairman of the Meeting.

If a quorum is present and voting, the two nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and broker non-votes are not counted in the election of directors.


NOMINEES

The following table sets forth certain information concerning the nominees for election as Class I directors of KSWI and the continuing Class II and Class III directors of KSWI.

                                                              PRINCIPAL OCCUPATION OR POSITION, OTHER        DIRECTOR
 NAME                                             AGE                    DIRECTORSHIPS                       SINCE

NOMINEES AS CLASS I DIRECTORS
TO SERVE UNTIL 1999

Armand P. D'Amato (1).........................      52       Director                                       1995

Daniel Spiegel (2). . . . . . . . . . . .           71       Director                                       1996

CONTINUING AS CLASS II DIRECTOR
TO SERVE UNTIL 1997

Robert Brussel................................      53       Chief Financial Officer and Director           1994

CONTINUING CLASS III DIRECTORS
TO SERVE UNTIL 1998

Floyd Warkol..................................      48       Chairman of the Board of Directors,            1994
                                                             President and Chief Executive Officer

Burton Reyer..................................      61       Executive Vice President, Secretary and        1994
                                                             Director

(1)  Armand P. D'Amato owns options to acquire 20,000 shares of Common Stock.
(2)  Daniel Spiegel owns options to acquire 20,000 shares of Common Stock.

There is no family relationship between any director or executive officer of the Company.

Mr. Armand P. D'Amato was appointed as an interim director in December 1995. He is an attorney and since 1994 has been President of the Lloyd Group, Inc., a consulting firm located in Long Island, New York. From 1976 to 1993, he was a partner at the law firm of Forchelli, Schwartz, Minco and Carlino.

Mr. Daniel Spiegel was appointed as an interim director in January 1996. He had been principally employed as Senior Vice President of Tishman Realty & Construction Company, Inc. from 1970 until March 1995. He is presently a consultant to various construction related companies.

Mr. Floyd Warkol has been principally employed as Chairman of the Board since December 15, 1995 as President and Chief Executive Officer of KSWI and as Chairman and Chief Executive Officer of its subsidiary KSW Mechanical since January 1994. From February 1987 to January 1994, he was principally employed as Chief Executive Officer of Kerby Saunders-Warkol, Inc.

Mr. Burton Reyer has been principally employed as Executive Vice President and Secretary of KSWI since December 15, 1995 and as Vice President and Director of KSWI and as President and Chief Operating Officer of its subsidiary KSW Mechanical since January 1994. From December 1987 to January 1994, he was principally employed as Chief Operating Officer of Kerby Saunders-Warkol, Inc.

Mr. Robert Brussel has been principally employed as Chief Financial Officer and Director of KSWI and Chief Financial Officer of its subsidiary KSW Mechanical since January 1994. From June 1988 to January 1994, he was principally employed as Chief Financial Officer of Kerby Saunders-Warkol, Inc.


BOARD MEETINGS AND COMMITTEES

The Board of Directors has a Compensation Committee and an Audit Committee comprised of non-employee directors. The functions of the Compensation Committee include: study and analysis of and recommendations to the Board concerning salaries, incentives and other forms of compensation for directors, officers and other employees of the Company; and administrative oversight of various incentive compensation and benefit plans. The functions of the Audit Committee include: reviewing with independent auditors the plan and results of the auditing engagement; reviewing the scope and results of the Company's procedures for internal auditing; reviewing the independence of the auditors; considering the range of audit and non-audit services; and reviewing the adequacy of the Company's system of internal accounting controls.

The Board of Directors of the Company held a total of four meetings during 1995. There were no meetings of the Audit Committee or of the Compensation Committee as these were created in December 1995.

This is the Company's first Annual Meeting; however, in December 1995, two directors, Messrs. Bernard Katz and Chaim Markheim, of the Company resigned from the Board of Directors in connection with the Company's Distribution.


                            COMPENSATION OF DIRECTORS

         During 1995, Directors of KSWI who are not employees of the Company received no compensation. No fees were paid for attendance at Board Committee meetings. During 1996, the Company anticipates paying its non-employee Directors each an annual fee of $12,000.


                             EXECUTIVE COMPENSATION


                                                                                        LONG TERM COMPENSATION
                                    ANNUAL COMPENSATION                        AWARDS                           PAYOUTS
                                    ---------------------------------   ----------------------------     ---------------------
                                                                                         Securities
Name and Principal         Fiscal                        Other Annual   Restricted       Underlying     LTIP       All Other
POSITION                   YEAR     SALARY    BONUS      COMPENSATION   STOCK            OPTIONS/SARS   PAYOUTS   COMPENSATION
- - ------------------         -------  ------    -----      ------------   -----------      ------------   -------   ------------

Floyd Warkol               1995     $525,000  $250,000
President & Chief          1994     $500,000  0          $405,000(1)      -                -              -         $100,000
Executive Officer

Burton Reyer               1995     $287,500  $125,000
Vice President             1994     $275,000  0          $202,000(2)

Robert Brussel             1995     $125,000  $30,000
Chief Financial Officer    1994     $112,500  $25,000    $   0

James Oliviero             1995     $125,000  $25,000
Director of Investor
Relations

- - --------------------------------------

(1) Represents the value of 6-2/3% of the outstanding KSWI Common Stock at January 1994.

(2) Represents the value of 3-1/3% of the outstanding KSWI Common Stock at January 1994.

         In January 1994, the Company issued an aggregate of 780,000 shares of its Common Stock to Floyd Warkol and Burton Reyer for no consideration. Prior to the Distribution, a stockholders's agreement provided that, if either officer received a bona fide offer from a third party to purchase all of such shares, a 90% stockholder had an option to purchase the shares at a price equal to 25% of the tangible book value of such shares. The Company determined the aggregate value of the shares to be $607,000 based on the purchase price paid by the 90% stockholder and a discount for minority ownership.

         The Company and KSW Mechanical entered into a three-year employment contract and a non-competition agreement with Mr. Warkol as of January 1, 1994. The employment contract provides for base annual compensation of $500,000, increasing by $25,000 per annum. Mr. Warkol is also entitled to medical insurance, (disability insurance with payments equal to 60% of base compensation,) a $1 million policy of life insurance payable as directed by the employee (at a cost of $1,210 per year), $10,000 per year in club dues, and a car and chauffeur and bonuses if, and when, declared by a two-thirds vote of the Company's Board of Directors. Mr. Warkol is entitled to terminate his employment for "good reason," i.e., a substantial change in the nature or status of his responsibilities or the person to whom he reports, in which event he is entitled to receive full pay and benefits for the remainder of the term of the contract. The Company is not entitled to discharge Mr. Warkol for disability until he has been disabled for 180 consecutive days. Mr. Warkol's estate is entitled to two-months pay in the event of his death. Mr. Warkol has agreed that he will not compete in the mechanical contracting business in the New York City metropolitan area for the term of his employment contract and for two years thereafter.

         The Company and KSW Mechanical entered into a three-year employment contract and a non-competition agreement with Mr. Reyer as of January 1, 1994. The employment contract provides for base annual compensation of $275,000, increasing by $12,500 per annum. Mr. Reyer is entitled to medical insurance, disability insurance with payments equal to 60% of base compensation, a $500,000 policy of life insurance payable as directed by the employee, $5,000 per year in club dues and bonuses if, and when, declared by a two-thirds vote of the Company's Board of Directors. Mr. Reyer is entitled to terminate his employment for "good reason", i.e., a substantial change in the nature or status of his responsibilities or the person to whom he reports, in which event he is entitled to receive full pay and benefits for the remainder of the term of the contract. The Company is not entitled to discharge Mr. Reyer for disability until he has been disabled for 180 consecutive days. Mr. Reyer's estate is entitled to two-months pay in the event of his death.

     In December 1995, Mr. Warkol and Mr. Reyer agreed to extend their executive employment agreements for an additional two years, under similar terms and conditions. Messrs. Warkol and Reyer received salary increases of $25,000 in each of the two years.

                        OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                         Potential Realizable Value
                                                                                         at Assumed Annual Rates of
                                                                                          Stock Price Appreciation  Grant Date
                                             INDIVIDUALS GRANTS                                FOR OPTION TERM        VALUE

                           Number of   Percent of Total
                          Securities     Options/SARs
                          underlying      Granted to    Exercise of
                          option/SARs    Employees in   Base Price     Expiration                                  Grant Date
NAME                      GRANTED (#)     FISCAL YEAR     ($/SH)          DATE           5% ($)         10% ($)  PRESENT VALUE($)
- - ----------------------    -----------     -----------     ------          ----           ------         -------  ----------------
Floyd Warkol
President and Chief

Executive Officer....       300,000          49.2%         $1.50        12/28/05         733,003        1,167,184        N/A

Burton Reyer
Vice President.......       150,000          24.6%         $1.50        12/28/05         366,501          583,592        N/A

Robert Brussel
Chief Financial
Officer..............        25,000           4.1%         $1.50        12/28/05          61,084           97,265        N/A

James Oliviero
Assistant Secretary,
Director of Investor
Relations............        20,000           3.0%         $1.50        12/28/05          48,861           77,812        N/A




                                AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                           AND FY-END OPTION/SAR VALUES

                                                                               Number of Securities      Value of Unexercised
                                                                              Underlying Unexercised         in-the-Money
                                                                              Options/SARs at Fiscal       Options/SARs at
                                                                                   Year-End (#)          Fiscal Year-End ($)
                              Shares Acquired                                      Exercisable/              Exercisable/
NAME                          ON EXERCISE (#)         VALUE REALIZED ($)           UNEXERCISABLE            UNEXERCISABLE
- - ----                          ---------------         ------------------           -------------            -------------

Floyd Warkol                         0                         0                     0/300,000                   0/0

Burton Reyer                         0                         0                     0/150,000                   0/0

Robert Brussel                       0                         0                     0/25,000                    0/0

James Oliviero                       0                         0                     0/20,000                    0/0


CERTAIN TRANSACTIONS

Susan Barnes, the owner of approximately 25% of KSWI's outstanding shares of Common Stock, has granted to Mr. Warkol an irrevocable proxy to vote all of the shares of KSWI Common Stock which were distributed to her, empowering Mr. Warkol, as President of KSWI, to vote these shares to elect members of the Company's Board of Directors and to vote in favor of or against any other matters that come before the stockholders of the Company.

Susan Barnes irrevocably pledged 500,000 of the shares she received in the Distribution to the Company. Approximately one-quarter of the pledged shares will be released from the pledge over time.

Floyd Warkol, President of the Company and a foundation he controls jointly are the landlord on the Company's lease in Bronx, New York. The lease payments on such property were $103,000 for 1995.


INDEMNIFICATION

         Pursuant to a Distribution Agreement and an Indemnification Agreement, the Company indemnifies and holds Helionetics, Inc., a California corporation ("Helionetics"), its affiliates, successors and assigns and the officers, directors, partners, employees, agents and representatives of any of them, harmless from and against any and all assumed or contingent liabilities relating to or arising in connection with the business of the Company as conducted on the effective date of Distribution by Helionetics of its KSWI Common Stock to Helionetics shareholders. If such indemnity is unavailable for any reason the Company has agreed to contribute in respect of any such loss, claim, damage or liability on an equitable basis.

         The Distribution Agreement and an Indemnification Agreement further provide that effective upon the Distribution, Helionetics will indemnify and hold KSWI, its affiliates, successors and assigns and the officers, directors, partners, employees, agents and representatives of any of them, harmless from and against any and all liabilities arising under the Securities Act relating to distribution of the KSWI Common Stock without registration under such act.

         The Certificate of Incorporation provides that a director or officer of the Company may be indemnified by the Company to the full extent permitted by the Delaware General Corporation Law or any other applicable law.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons, the Company believes that all executive officers and directors of the Company complied with all applicable filing requirements.

         Susan Barnes, a beneficial owner of more than 10% of issued and outstanding KSWI Common Stock, has failed to file on a timely basis, reports required by Section 16(a) of the Securities Exchange Act, as amended, for the year ended December 31, 1995.

         In light of her beneficial ownership of the Company's common stock, Susan Barnes should have filed a Form 3 upon the consummation of the Distribution on December 29, 1995, to declare her ownership of 1,567,958 shares of common stock. On January 2, 1996, Susan Barnes sold 111,163 shares of her common stock to another party. On January 31, 1996, she sold 59,500 shares of her common stock to Allen & Company and 25,500 shares of her common stock to an Allen & Company Managing Director, Paul A. Gould. She has failed to file a Form 4 or a Form 5 to report these transactions.


                      REPORT OF THE COMPENSATION COMMITTEE

                            ON EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         The Company's Compensation Committee was formed recently, on February 28, 1996, and played no part in compensation decisions for the year ended December 31, 1995. The Compensation Committee has the responsibility for setting the compensation paid to the Chief Executive Officer and for final approval of the compensation paid to the other executive officers of the Company, approving or disapproving the recommendation of the Chief Executive Officer as to such compensation. The Compensation Committee, which is comprised of the two non-employee Directors of the Company, determines the amount of shares and exercise prices for any stock option grants under the Company's 1995 Stock Option Plan, and the amount of the Company's matching contribution percentage under the Company's Retirement Savings 401(k) Plan.

Stock Option and Other Equity Plan; Compensation of the Chief Executive Officer

         The Committee endorses the view that the value of compensation paid to its executive officers, and the Chief Executive Officer in particular, should be closely linked to increases in the value of the Common Stock. Accordingly, the Committee supports option awards under the Company's 1995 Stock Option Plan. A substantial portion of the total compensation of the executive officers, including the Chief Executive Officer, is wholly dependent on increases in the value of the Common Stock.

         The number of stock options granted to executive officers is not determined by reference to any formulas but is determined by the Compensation Committee's evaluation of the particular officer's ability to influence the long-term growth and profitability of the Company. The Committee also considers the Company's performance against certain of its competitors, its general performance against internal goals established by management, and the executive's relative contribution thereto.

     This report is submitted by the members of the Compensation Committee. Daniel Spiegel and Armand P. D'Amato are members of the Committee.


                                PERFORMANCE GRAPH

         A performance graph is not being provided given that the Company's Common Stock began publicly trading on the NASDAQ Electronic Bulletin Board on February 1, 1996.

                                 PROPOSAL NO. 2

                         AMENDMENT TO STOCK OPTION PLAN

         The Company adopted the 1995 Stock Option Plan (the "Stock Option Plan") on December 15, 1995, and the Stock Option Plan was approved by the stockholders of the Company by unanimous written consent on December 15, 1995. Initially, a total of 750,000 shares of Common Stock were reserved for issuance under the Stock Option Plan. Since the adoption of the Stock Option Plan, the Company has granted to eligible recipients options to purchase an aggregate of 610,000 shares of Common Stock (net of cancellations), leaving 140,000 shares available for future options.

         The Board of Directors believes that the Stock Option has proved to be of substantial value in securing the continued service of employees and Directors, in stimulating their efforts toward the continuing success of the Company and in assisting the Company in recruiting qualified personnel. Currently, however, the number of shares of Common Stock remaining available for grants under the Stock Option Plan are insufficient to adequately provide for grants in the future. Accordingly, on May 6, 1996, the Board of Directors of the Company adopted, subject to the approval of the Company's Stockholders at the Annual Meeting, an amendment to the Stock Option Plan (the "Amendment"), which increases by 350,000 shares the aggregate number of shares of Common Stock of the Company available for future options under the Stock Option Plan to 490,000 shares.

         The following is a summary of the principal provisions of the 1995
Plan.

         The Stock Option Plan is administered by the Board of Directors or a Committee appointed by the Board of Directors (each herein called the "Compensation Committee"). All key employees of, consultants to, and certain non-employee Directors of the Company, as may be determined by the Compensation Committee from time to time, are eligible to receive options under the Stock Option Plan.

         A total of 750,000 shares are authorized for issuance under the Stock Option Plan. The Company granted options with respect to 610,000 shares at an exercise price of $1.50 per share to certain eligible participants under the Stock Option Plan (of which 535,000 were issued to officers and directors of the Company and its subsidiaries). Pursuant to the Amendment, the 750,000 limit on the number of shares of Common Stock would be increased to 1,100,000.

         The exercise price of an incentive stock option and a non-qualified stock option is fixed by the Compensation Committee on the date of grant; however, the exercise price under an incentive stock option must be at least equal to the fair market value of the KSWI Common Stock on the date of grant.

         Stock options are exercisable for a duration determined by the Compensation Committee, but in no event more than ten years after the date of grant. Options shall be exercisable at such rate and times as may be fixed by the Compensation Committee on the date of grant. The aggregate fair market value (determined at the time the option is granted) of the KSWI Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under all stock option plans of the Company and its subsidiaries) shall not exceed $100,000; to the extent that this limitation is exceeded, such excess options shall be treated as non-qualified stock options for purposes of the Stock Option Plan and the Internal Revenue Code of 1986, as amended (the "Code").

         At the time a stock option is granted, the Compensation Committee may, in its sole discretion, designate whether the stock option is to be considered an incentive stock option or non-qualified stock option plan. Stock options with no such designation shall be deemed an incentive stock option to the extent that the $100,000 limit described above is met.

         Payment of the purchase price for shares acquired upon the exercise of options may be made by any one or more of the following methods: in cash, by check, by delivery to the Company of shares of KSWI Common Stock already owned by the option holder, or by such other method as the Compensation Committee may permit from time to time. However, a holder may not use previously owned shares of KSWI Common Stock that were acquired pursuant to the Stock Option Plan, or any other stock plan that may be maintained by the Company or its subsidiaries, to pay the purchase price under an option, unless the holder has beneficially owned such shares for at least six months.

         Stock options become immediately exercisable in full upon the retirement of the holder after reaching the age of 65, upon the disability or death of the holder while in the employ of or service with the Company, upon a Change of Control (as defined in the Stock Option Plan), or upon the occurrence of such special circumstances as in the opinion of the Compensation Committee merit special consideration. However, no options may be exercised earlier than six months following the date of grant.

         Stock options terminate at the end of the tenth business day following the holder's termination of employment or service. This period is extended to one year in the case of the disability or death of the holder, and in the case of death, the stock option is exercisable by the holder's estate.

         The options granted under the Stock Option Plan contain anti-dilution provisions which will automatically adjust the number of shares subject to the option in the event of a stock dividend, split-up, conversion, exchange, re-classification or substitution. In the event of any other change in the corporate structure or outstanding shares of KSWI Common Stock, the Compensation Committee may make such equitable adjustments to the number of shares and the class of shares available under the Stock Option Plan or to any outstanding option as it shall deem appropriate to prevent dilution or enlargement of rights.

         The Company shall obtain such consideration for granting options under the Stock Option Plan as the Compensation Committee in its discretion may request.

         Each option may be subject to provisions to assure that any exercise or disposition of KSWI Common Stock will not violate the securities laws.

         No option may be granted under the Stock Option Plan after December 15, 2005.

         The Board of Directors or the Compensation Committee may at any time withdraw or amend the Stock Option Plan and may, with the consent of the affected holder of an outstanding options at any time withdraw or amend the terms and conditions of outstanding options. Any amendment which would increase the number of shares issuable pursuant to the Stock Option Plan or change the class of individuals to whom options may be granted shall be subject to the approval of the stockholders of the Company within one year of such amendment.

         The Amendment to the Stock Option Plan is submitted for ratification by Stockholders. Stockholders may vote for or against ratification of the Amendment. Under Delaware law, the vote of a majority of the shares present and voting at the meeting is required for approval. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE AMENDMENT TO THE STOCK OPTION PLAN.

                                 PROPOSAL NO. 3

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


         The Board of Directors has selected Marden Harrison & Kreuter, certified public accountants, as the Company's independent auditors for the fiscal year ending December 31, 1996, subject to ratification of such appointment by the stockholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

         Corbin & Wertz has conducted the audit of the financial statements of KSW, Inc. and its subsidiary for the fiscal year ended December 31, 1995. The Company's management was not involved in the selection of Corbin & Wertz which were selected as independent auditor's by the Company's former corporate parent. The Company did not have any disagreements with Corbin & Wertz nor did Corbin & Wertz decline to stand for (re)-election.

         It is expected that a representative of Corbin & Wertz will not be present at the Annual Meeting of Stockholders.


         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MARDEN, HARRISON & KREUTER AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 1996 FISCAL YEAR.

                                  OTHER MATTERS

         The Company knows of no other matter so be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represented as the Board of Directors may recommend.

                             STOCKHOLDERS PROPOSALS

         The Company's By-Laws provide that a stockholder of the Company who intends to nominate persons for election as Directors or introduce other proposals from the floor of an Annual Meeting of Stockholders follow certain notice and disclosure requirements.

         The By-Laws provision requires a stockholder introducing a proposal at an Annual Meeting to notify the Company of such intention not less than 60 days prior to the date of the Annual Meeting. If the Company has given less than 75 days public notice of the date of the Annual Meeting, the stockholder must give such notice so that it is received by the Company not later than 10 days after the public notice is given or the Proxy Statement is mailed. The stockholder's notice must give the information specified in the By-Laws, including information about the stockholder making the proposal, the number of shares such stockholder owns and any interest such stockholder may have in the subject of the proposal. If such stockholder will be nominating persons for election as Directors, certain information specified in the By-Laws must also be given about the nominee and the nominee's interest in the Company.

                                  ANNUAL REPORT

         UPON WRITTEN REQUEST OF ANY STOCKHOLDER, A COPY OF KSWI'S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1995, INCLUDING A LIST OF THE EXHIBITS THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-1 UNDER THE SECURITIES & EXCHANGE ACT OF 1934, MAY BE OBTAINED, WITHOUT CHARGE, FROM JAMES OLIVIERO, ASSISTANT SECRETARY, KSW, INC., 37-16 23RD STREET, LONG ISLAND CITY, NEW YORK 11101. EACH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT, AS OF THE RECORD DATE, THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF KSWI'S COMMON STOCK ENTITLED TO VOTE AT THE MEETING.

                                                BY ORDER OF THE BOARD OF
                                                   DIRECTORS

                                                 /s/ James Oliviero

                                                 JAMES OLIVIERO
                                                 ASSISTANT SECRETARY


PLEASE REMEMBER TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR IMPORTANT VOTE WILL BE COUNTED AT THE ANNUAL MEETING.

PROXY


                                    KSW, INC.
                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 27, 1996
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS


         The undersigned hereby appoints Floyd Warkol and Robert Brussel, or a majority of those present and acting, or if only one is present, then that one, proxies, with full power of substitution, to vote all shares of KSW, INC. which the undersigned is entitled to vote at the Company's Annual Meeting to be held at the Crowne Plaza Hotel at LaGuardia Airport, Queens, New York, on June 27, 1996, at 2:00 p.m., New York time, and at any adjournment thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

1.  ELECTION OF DIRECTORS:


[ ]  FOR all nominees listed below         [ ]  WITHHOLD AUTHORITY
     (except as marked to the                   to vote for all
     contrary below)                            nominees listed below

     (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

                NOMINEES FOR DIRECTOR FOR TERMS EXPIRING IN 1999:

                                ARMAND P. D'AMATO
                                 DANIEL SPIEGEL

2. AMENDMENT TO THE 1995 STOCK OPTION PLAN: Check the appropriate box to indicate the manner in which you direct the proxies to vote your shares:

           [ ]    FOR

           [ ]    AGAINST

           [ ]    ABSTAIN

3. THE RATIFICATION OF THE APPOINTMENT OF MARDEN, HARRISON & KREUTER AS THE COMPANY'S INDEPENDENT AUDITORS: Check the appropriate box to indicate the manner in which you direct the proxies to vote your shares:


           [ ]    FOR

           [ ]    AGAINST

           [ ]    ABSTAIN


4. In their discretion, upon any other matters which may properly come before the meeting or any adjournments thereof.


         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3.

         Receipt of the Notice of Annual Meeting and Proxy Statement of the Company preceding or accompanying the same is hereby acknowledged.

                                          Dated ________________________, 1996

                                           __________________________________
                                           (Signature of Stockholder)

                                           ___________________________________
                                           (Signature of Stockholder)

                                         Your signature should appear the same
                                         as your name appears hereon. If signing
                                         as attorney, executor, administrator,
                                         trustee or guardian, please indicate
                                         the capacity in which signing. When
                                         signing as joint tenants, all parties
                                         to the joint tenancy must sign. When
                                         the proxy is given by a corporation it
                                         should be signed by and authorized
                                         officer.

           PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE
                               ENCLOSED ENVELOPE.

                                    APPENDIX


                         AMENDED 1995 STOCK OPTION PLAN
                                       OF
                                    KSW, INC.

     5. PURPOSE. The purpose of this Stock Option Plan is to advance the interests of the Corporation by encouraging and enabling the acquisition of a larger personal proprietary interest in the Corporation by key employees and directors of, and consultants to, the Corporation and its Subsidiaries upon whose judgment and keen interest the Corporation is largely dependent for the successful conduct of its operations and by providing such key employees, directors and consultants with incentives to put forth maximum efforts for the success of the Corporation's business. It is anticipated that the acquisition of such proprietary interest in the Corporation and such incentives will stimulate the efforts of such key employees, directors and consultants on behalf of the Corporation and its Subsidiaries and strengthen their desire to remain with the Corporation and its Subsidiaries. It is also expected that such incentives and the opportunity to acquire such a proprietary interest will enable the Corporation and its Subsidiaries to attract desirable personnel.

     6. DEFINITIONS. When used in this Plan, unless the context otherwise requires:

               (a) "Board of Directors" or "Board" shall mean the Board of Directors of the Corporation, as constituted at any time.

               (b) "Chairman of the Board" shall mean the person who at the time shall be Chairman of the Board of Directors.

               (c) "Committee" shall mean the Committee hereinafter described in
          Section 3.

               (d) "Corporation" shall mean KSW, Inc., a Delaware corporation.

               (e) "Eligible Persons" shall mean those persons described in
          Section 4 who are potential recipients of Options.

               (f) "Fair Market Value" on a specified date shall mean the closing price at which a Share is traded on the stock exchange, if any, on which Shares are primarily traded or, if the Shares are not then traded on a stock exchange, the closing price of a Share as reported on the NASDAQ SmallCap Market or, if the Shares are not then traded on the NASDAQ SmallCap Market, the average of the closing bid and asked prices at which a Share is traded on the over-the-counter market, but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or, if none of the above are applicable, the value of a Share as established by the Committee for such date using any reasonable method of valuation.

               (g) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (h) "Options" shall mean the Stock Options granted pursuant to this Plan.

               (i) "Plan" shall mean this 1995 Stock Option Plan of KSW, Inc., as adopted by the Board of Directors on December 15, 1995, and approved by shareholders on December 15, 1995, as such Plan from time to time may be amended.

               (j) "President" shall mean the person who at the time shall be the President of the Corporation.

               (k) "Share" shall mean a share of common stock of the Corporation.

               (l) "Subsidiary" shall mean any corporation 50% or more of whose stock having general voting power is owned by the Corporation, or by another Subsidiary as herein defined, of the Corporation.

     7. COMMITTEE. The Plan shall be administered by the Board of Directors or a Committee appointed by the Board of Directors; provided however, that from and after the effective date of the registration of the Corporation's Shares pursuant to the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), the Plan shall be administered by a Committee which shall consist of two or more directors of the Corporation, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3(c)(2) under the Exchange Act. During such time as the Plan is administered by the Board of Directors, all references herein to the Committee shall be deemed to refer to the Board of Directors.

     8. PARTICIPANTS. All key employees of, and consultants to, the Corporation or a Subsidiary, as determined by the Committee, shall be eligible to receive Options under the Plan. The parties to whom Options are granted under this Plan, and the number of Shares subject to each such Option, shall be determined by the Committee in its sole discretion, subject, however, to the terms and conditions of this Plan. Employees to whom Options may be granted include key employees who are also directors of the Corporation or a Subsidiary. Each director of the Corporation who is not also an employee of the Corporation and/or its Subsidiaries (hereinafter referred to as a "Non-Employee Director") shall be eligible to receive Options in accordance with the provisions of Section 14 hereof.

     9. SHARES. Subject to the provisions of Section 15 hereof, the Committee may grant Options with respect to an aggregate of up to 1,100,000 Shares, all of which Shares may be either Shares held in treasury or authorized but unissued Shares. The maximum number of Shares which may be the subject of Options granted to any individual in any calendar year shall not exceed 500,000 Shares. If the Shares that would be issued or transferred pursuant to any Option are not issued or transferred and cease to be issuable or transferable for any reason, the number of Shares subject to such Option will no longer be charged against the limitation provided for herein and may again be made subject to Options; provided, that the counting of Shares subject to Options granted under the Plan against the number of Shares available for further Options shall in all cases conform to the requirements of Rule 16b-3 under the Exchange Act; and provided, further, that with respect to any Option granted to any Eligible Person who is a "covered employee" as defined in Section 162(m) of the Code and the regulations promulgated thereunder that is canceled or repriced, the number of Shares subject to such Option shall continue to count against the maximum number of Shares which may be the subject of Options granted to such Eligible Person and such maximum number of Shares shall be determined in accordance with Section 162(m) of the Code and the regulations promulgated.

     10. GRANT OF OPTIONS. The number of any Options to be granted to any Eligible Person shall be determined by the Committee in its sole discretion. At the time an Option is granted, the Committee may, in its sole discretion, designate whether such Option (a) is to be considered as an incentive stock option within the meaning of Section 422 of the Code, or (b) is not to be treated as an incentive stock option for purposes of this Plan and the Code. No Option which is intended to qualify as an incentive stock option shall be granted under this Plan to any individual who, at the time of such grant, is not an employee of the Corporation or a Subsidiary.

     Notwithstanding any other provision of this Plan to the contrary, to the extent that the aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which Options which are designated as (or deemed to be) incentive stock options granted to an employee (and any incentive stock options granted to such employee under any other incentive stock option plan maintained by the Corporation or any Subsidiary that meets the requirements of Section 422 of the Code) first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as Options which are not incentive stock options. Options with respect to which no designation is made by the Committee shall be deemed to be incentive stock options to the extent that the $100,000 limitation described in the preceding sentence is met. This paragraph shall be applied by taking Options into account in the order in which they are granted.

     Nothing herein contained shall be construed to prohibit the issuance of Options at different times to the same person.

     The form of an Option shall be determined from time to time by the Committee. A certificate of Option signed by the Chairman of the Board or the President or a Vice President of the Corporation, attested by the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary of the Corporation and bearing the seal of the Corporation affixed thereto, shall be issued to each person to whom an Option is granted. The certificate of Option for an Option shall be legended to indicate whether or not the Option is an incentive stock option.

     11. PURCHASE PRICE. The purchase price per Share for the Shares purchased pursuant to the exercise of an Option shall be fixed by the Committee at the time of grant of the Option; provided, however, that the purchase price per Share for the Shares to be purchased pursuant to the exercise of an incentive stock option shall not in any event be less than 100% of the Fair Market Value of a Share on the date of grant of the Option.

     12. DURATION OF OPTIONS. The duration of each Option shall be determined by the Committee at the time of grant; provided, however, that the duration of any Option shall not be more than ten years from the date upon which the Option is granted.

     13. TEN PERCENT STOCKHOLDERS. Notwithstanding any other provision of this Plan to the contrary, no Option which is intended to qualify as an incentive stock option may be granted under this Plan to any employee who, at the time the Option is granted, owns Shares possessing more than 10 percent of the total combined voting power or value of all classes of stock of the Corporation, unless the exercise price under such Option is at least 110% of the Fair Market Value of a Share on the date such Option is granted and the duration of such Option is no more than five years.

     14. EXERCISE OF OPTIONS. Except as otherwise provided herein, Options, after the grant thereof, shall be exercisable by the holder at such rate and times as may be fixed by the Committee at the time of grant. Notwithstanding the foregoing, all or any part of any remaining unexercised Options granted to any person may be exercised in the following circumstances (but in no event during the six-month period commencing on the date granted): (a) subject to the provisions of Section 13 hereof, immediately upon (but prior to the expiration of the term of the Option) the holder's retirement from the Corporation and all Subsidiaries on or after his 65th birthday, (b) subject to the provisions of
Section 13 hereof, upon the disability (to the extent and in a manner as shall be determined by the Committee in its sole discretion) or death of the holder,
(c) upon a Change of Control (as hereinafter defined) while the holder is in the employ or service of the Corporation or (d) upon the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration; provided, however, that the estate of the deceased holder of an Option may exercise it prior to the expiration of the six-month period described above.

     For purposes of the Plan, "Change in Control" means the occurrence of any of the following events:

               (a) The Corporation is merged, consolidated, or reorganized into or with another corporation or other legal entity, and as a result of such merger, consolidation, or reorganization less than a majority of the combined voting power of the then outstanding securities of such corporation or entity immediately after such transaction are held in the aggregate by the holders of the Voting Stock immediately prior to such transaction;

               (b) The Corporation sells or otherwise transfers all or substantially all of its assets to another corporation or other legal entity and, as a result of such sale or transfer, less than a majority of the combined voting power of the then-outstanding securities of such other corporation or entity immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock immediately prior to such sale or transfer;

               (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form, or report or item therein), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 30% or more of the combined voting power of the Voting Stock;

               (d) The Corporation files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form, or report or item therein) that a change in control of the Corporation has occurred or will occur in the future pursuant to any then-existing contract or transaction; or

               (e) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors cease for any reason to constitute at least a majority thereof; PROVIDED, HOWEVER, that for purposes of this clause (e) each Director who is first elected, or first nominated for election by the Corporation's stockholders, by a vote of at least two-thirds of the Directors (or a committee of the Board) then still in office who were Directors at the beginning of any such period will be deemed to have been a Director at the beginning of such period.

Notwithstanding the foregoing provisions of clauses (c) or (d) of this paragraph, unless otherwise determined in a specific case by majority vote of the Board, a "Change in Control" will not be deemed to have occurred for purposes of such clauses (c) or (d) solely because (x) the Corporation, (y) an entity in which the Corporation, directly or indirectly, beneficially owns 50% or more of the voting securities (a "Subsidiary"), or (z) any employee stock ownership plan or any other employee benefit plan of the Corporation or any Subsidiary either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K, or
Schedule 14A (or any successor schedule, form, or report or item therein) under the Exchange Act disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 30% or otherwise, or because the Corporation reports that a change in control of the Corporation has occurred or will occur in the future by reason of such beneficial ownership.

     An Option shall be exercised by the delivery of a written notice duly signed by the holder thereof to such effect ("Exercise Notice"), together with the Option certificate and the full purchase price of the Shares purchased pursuant to the exercise of the Option, to the Chairman of the Board or an officer of the Corporation appointed by the Chairman of the Board for the purpose of receiving the same. Payment of the full purchase price shall be made as follows: in cash or by check payable to the order of the Corporation; by delivery to the Corporation of Shares which shall be valued at their Fair Market Value on the date of exercise of the Option (provided, that a holder may not use any Shares acquired pursuant to this Plan or any other plan maintained by the Corporation or a Subsidiary unless the holder has beneficially owned such Shares for at least six months); or by such other methods as the Committee may permit from time to time.

     Within a reasonable time after the exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto, a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall also cause to be delivered to the person entitled thereto a new Option certificate in replacement of the certificate surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which the Option remains available for exercise, or the original Option certificate shall be endorsed to give effect to the partial exercise thereof.

     Notwithstanding any other provision of the Plan or of any Option, no Option granted pursuant to the Plan may be exercised at any time when the Option or the granting or exercise thereof violates any law or governmental order or regulation.

     15. CONSIDERATION FOR OPTIONS. The Corporation shall obtain such consideration for the grant of an Option as the Committee in its discretion may determine.

     16. NON-TRANSFERABILITY OF OPTIONS. Options and all other rights thereunder shall be non-transferable or non-assignable by the holder thereof except to the extent that the estate of a deceased holder of an Option may be permitted to exercise them. Options may be exercised or surrendered during the holder's lifetime only by the holder thereof.

     17. TERMINATION OF EMPLOYMENT OR SERVICE. All or any part of any Option, to the extent unexercised, shall terminate immediately, upon the cessation or termination for any reason of the holder's employment by, or service with, the Corporation or any Subsidiary, except that the holder shall have until the end of the tenth business day following the cessation of his employment or service with the Corporation or its Subsidiaries, and no longer, to exercise any unexercised Option that he could have exercised on the day on which such employment or service terminated; provided, that such exercise must be accomplished prior to the expiration of the term of such Option. Notwithstanding the foregoing, if the cessation of employment or service is due to retirement on or after attaining the age of sixty-five (65) years, or to disability (to an extent and in a manner as shall be determined in each case by the Committee in its sole discretion) or to death, the holder or the representative of the estate of a deceased holder shall have the privilege of exercising the Options which are unexercised at the time of such retirement, or of such disability or death; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option and (a) within three months of the holder's retirement or (b) within one year of the holder's disability or death, as the case may be. If the employment or service of any holder of an Option with the Corporation or a Subsidiary shall be terminated because of the holder's violation of the duties of such employment or service with the Corporation or a Subsidiary as he may from time to time have, the existence of which violation shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive) all unexercised Options of such holder shall terminate immediately upon such termination of the holder's employment or service with the Corporation and all Subsidiaries, and a holder of Options whose employment or service with the Corporation and Subsidiaries is so terminated, shall have no right after such termination to exercise any unexercised Option he might have exercised prior to the termination of his employment or service with the Corporation and Subsidiaries.

     18. GRANTS OF OPTIONS TO NON-EMPLOYEE DIRECTORS. Each Non-Employee Director who is elected to the Board shall be granted an Option on the date of his or her election. Each Option granted pursuant to the preceding sentence shall entitle the Non-Employee Director to purchase 20,000 Shares at a purchase price per share equal to the Fair Market Value of a Share on the date of grant. Each Option granted pursuant to this Section 14 shall have a duration of ten years from the date of grant and shall become exercisable cumulatively as to 33-1/3% of the Shares on each of the first, second and third anniversaries of the date of grant. Notwithstanding the preceding, all or any part of any remaining unexercised Options granted pursuant to this Section 14 may be exercised (but in no event during the six-month period commencing on the date of grant) in the event of the holder's cessation of service as a member of the Board on or after his 65th birthday, the holder's permanent disability (within the meaning of Section 22(e)(3) of the Code), or the holder's death, during the period beginning on the date of such event and ending three months after the holder's cessation at or after age 65, or one year after the holder's disability or death, as the case may be, but in no event after the expiration of the term of the Option. All or any part of any remaining unexercised Options granted pursuant to this Section 14 also may be exercised (but in no event during the six-month period commencing on the date of grant) upon the occurrence of a Change of Control while the holder is serving as a member of the Board. Any Option granted pursuant to this Section 14, to the extent unexercised, shall terminate immediately upon the holder's ceasing to serve as a member of the Board (for reasons other than deciding to no longer serve as such at or after age 65, permanent disability (within the meaning of Section 22(e)(3) of the Code) or death), except that the holder shall have until the end of the tenth business day following the cessation of such service to exercise any unexercised Option that he could have exercised on the day on which such service terminated; provided that such exercise must be accomplished prior to the expiration of the term of such Option. Notwithstanding the preceding, if the service of any holder of an Option granted pursuant to this Section 14 shall be terminated because of the holder's (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Corporation or any Subsidiary, then all such unexercised Options of the holder shall terminate immediately upon such termination of the holder's service.

     Upon the exercise of any Option granted pursuant to this Section 14, payment of the full purchase price shall be made in cash, by check payable to the order of the Corporation, or by delivery to the Corporation of Shares which shall be valued at their Fair Market Value on the date of exercise of the Option; provided, however, that the holder may not use any Shares acquired pursuant to an Option granted under this Plan or any other stock option plan maintained by the Corporation or any subsidiary, unless the holder has beneficially owned such Shares for at least six months.

     No Incentive Award may be granted to a Non-Employee Director other than in accordance with this Section 14. Notwithstanding any other provision of the Plan to the contrary, the provisions of this Section 14 shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder.

     19. ADJUSTMENT PROVISION. If prior to the complete exercise of any Option there shall be declared and paid a stock dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified, or in any way substituted for, then the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or cash or other property subject to the terms of the Option to which he would have been entitled had he actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder.

     Any fractional shares or securities issuable upon the exercise of the Option as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which Options remain to be issued, or with respect to which Options may be reissued, shall be adjusted in a similar manner.

     Notwithstanding any other provision of the Plan, in the event of a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or outstanding shares, the Committee may make such equitable adjustments to the number of Shares and the class of shares available hereunder or to any outstanding Options as it shall deem appropriate to prevent dilution or enlargement of rights.

     20. ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES ACT. The Corporation may postpone the issuance and delivery of Shares pursuant to the grant or exercise of any Option until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Corporation of the same class are then listed, and (b) the completion of such registration or other qualification of such Shares under any State or Federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. Any holder of an Option shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as from time to time amended (the "Securities Act"), to issue the Shares in compliance with the provisions of the Securities Act or any comparable act. The Corporation shall have the right, in its sole discretion, to legend any Shares which may be issued pursuant to the grant or exercise of any Option, or may issue stop transfer orders in respect thereof.

     21. INCOME TAX WITHHOLDING. If the Corporation or a Subsidiary shall be required to withhold any amounts by reason of any Federal, State or local tax rules or regulations in respect of the issuance of Shares pursuant to the exercise of any Option, the Corporation or the Subsidiary shall be entitled to deduct and withhold such amounts from any cash payments to be made to the holder of such Option. In any event, the holder shall make available to the Corporation or Subsidiary, promptly when requested by the Corporation or such Subsidiary, sufficient funds to meet the requirements of such withholding; and the Corporation or Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Corporation or Subsidiary out of any funds or property due or to become due to the holder of such Option.

     22. ADMINISTRATION AND AMENDMENT OF THE PLAN. Except as hereinafter provided, the Board of Directors or the Committee may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any Option not theretofore granted, and the Board of Directors or the Committee, with the consent of the affected holder of an Option, may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any outstanding Option. Notwithstanding the foregoing, any amendment by the Board of Directors or the Committee which would increase the number of Shares issuable under the Plan or to any individual or change the class of Eligible Persons shall be subject to the approval of the shareholders of the Corporation within one year of such amendment.

     Determinations of the Committee as to any question which may arise with respect to the interpretation of the provisions of the Plan and Options shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Options effective or provide for their administration, and may take such other action with regard to the Plan and Options as it shall deem desirable to effectuate their purpose.

     The Plan is intended to comply with Rule l6b-3 under the Exchange Act. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

     23. NO RIGHT OF EMPLOYMENT OR SERVICE. Nothing contained herein or in an Option shall be construed to confer on any employee, consultant or director any right to be continued in the employ or service of the Corporation or any Subsidiary or derogate from any right of the Corporation and any Subsidiary to retire, request the resignation of or discharge or otherwise cease its service arrangement with any employee, consultant or director (without or with pay), at any time, with or without cause.

     24. FINAL ISSUANCE DATE. No Option shall be granted under the Plan after December 15, 2005.